Related Party Transactions	12 Months Ended
Dec. 31, 2018
Related Party Transactions [Abstract]
Related Party Transactions
Note 15: Related Party Transactions
TPG Capital, L.P. (“TPG”) and PAG Asia Capital Limited (“PAG”) previously provided management and transaction advisory services to the Company pursuant to a management services agreement. Transaction advisory fees related to integration and financing activities were $1.1 million, $0.9 million and $0.7 million for the years ended December 31, 2018, 2017 and 2016, respectively. Additionally, prior to its IPO the Company paid an annual fee of $4.3 million, payable quarterly, for management advisory services. In conjunction with the Company’s IPO, the management services agreement governing these payments was terminated and resulted in a termination fee of $11.9 million recorded in Operating, administrative and other in the consolidated statement of operations for the year ended December 31, 2018.
Transactions with equity accounted investees
Aggregate amounts included in the determination of income before income taxes that resulted from transactions with equity accounted investees were as follows (in millions):

	Year Ended December 31,
	2018	2017	2016
Sales	$0.4	$0.5	$1.2
Purchases	0.7	0.1	0.8

As of December 31, 2018 and 2017, the Company had no material receivables or payables with equity accounted investees.
Receivables from affiliates
As of December 31, 2018 and 2017, the Company had receivables from affiliates of $31.7 million and $34.1 million and $214.3 million and $232.8 million that are included in Prepaid expenses and other current assets and Other non-current assets, respectively, in the consolidated balance sheets. These amounts primarily represent prepaid commissions, retention and sign-on bonuses to brokers and other items such as travel and other advances to employees.